UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025 (March 12, 2025)

Vivani Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36747	02-0692322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 S. Loop Road

Alameda, California 94502

(Address of principal executive offices, including zip code)

(415) 506-8462

(Telephone number, including area code, of agent for service)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VANI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Vivani Medical, Inc. (the “Company”) is disclosing selected preliminary financial information for the year ended December 31, 2024. The Company had approximately $18.4 million (unaudited) in cash and cash equivalents, excluding restricted cash, as of December 31, 2024.

The above information is preliminary financial information for the year ended December 31, 2024 and may change, and were prepared by the Company’s management, based upon its estimates, a number of assumptions and currently available information, and are subject to revision based upon, among other things, quarter and year-end closing procedures and/or adjustments, the completion of the Company’s consolidated financial statements and other operational procedures. This preliminary financial information is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the year ended December 31, 2024, and its actual results could be materially different from this preliminary financial information, which preliminary information should not be regarded as a representation by the Company or its management as to its actual results for the year ended December 31, 2024. In addition, BPM, LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to this preliminary financial information and does not express an opinion or any other form of assurance with respect to this preliminary financial information. During the course of the preparation of the Company’s financial statements and related notes as of and for the year ended December 31, 2024, the Company may identify items that would require it to make material adjustments to this preliminary financial information. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information. This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles and reviewed by the Company’s auditors.

Item 7.01 Regulation FD Disclosure.

Spin off Announcement

On March 12, 2025, the Company issued a press release titled “Vivani Medical Announces Intent to Spin Off Cortigent Neurostimulation Business.” A copy of the press release in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

LIBERATE-1 Clinical Trial Announcement

On March 13, 2025, the Company issued a press release titled “Vivani Medical Achieves First Implant and Full Enrollment in the First-in-Human Clinical Trial of GLP-1 Implant NPM-115 in Obese or Overweight Adults.” A copy of the press release in connection with the announcement is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The information included in Item 2.02 is incorporated herein by reference.

On March 12, 2025, the Company announced it intends to pursue a spin-off Cortigent, Inc., a Delaware corporation (“Cortigent”) and the Company’s wholly-owned subsidiary, with such spin-off transaction planned to be completed by mid-2025, subject to the satisfaction of certain conditions. And, on March 13, 2025, the Company announced the successful administration of its first GLP-1 (exenatide) implant in the LIBERATE-1™ clinical trial and announced full enrollment in the LIBERATE-1 study, reaffirming previous estimates that top-line results should be available mid-2025.

Spin off Announcement Press Release

The Company previously announced the submission of a Form S-1 registration statement to support an Initial Public Offering of Cortigent and has now revised its strategy to file a Form 10 registration statement with the U.S. Securities and Exchange Commission (“SEC”), enabling the spin-off of Cortigent into a fully independent, publicly traded company subject to listing and regulatory requirements.

Cortigent is a global leader in precision neurostimulation technology that seeks to provide meaningful visual perception (“artificial vision”) for blind people. This involves implanting a micro-electrode array on the surface of the brain (cortex) to deliver finely tuned electrical pulses to neuron bundles to elicit spots of light called phosphenes. The company proved its U.S. Food and Drug Administration (“FDA”) regulatory and CMS reimbursement capabilities when it commercialized, under a Humanitarian Device Exemption, the Argus II® Retinal Prosthesis System, the first and only artificial vision device authorized by the FDA to treat a rare form of blindness called retinitis pigmentosa. The Argus® II has helped hundreds of profoundly blind people to achieve meaningful visual perception. Based on Cortigent’s next generation platform, which is protected by an extensive intellectual property estate, the Orion® Cortical Visual Prothesis System has been designed to treat blindness due to glaucoma, diabetic retinopathy, and other common causes. Orion has an FDA Breakthrough Device designation and in 2024 completed a 6-year Early Feasibility Study with encouraging safety and efficacy results. The company’s core precision neurostimulation technology is being leveraged for other indications including the recovery of arm and hand motion in paralysis due to stroke.

The Company’s board of directors has authorized management to proceed with a plan to spin off its Cortigent neuromodulation business and the Company is expected to provide certain transition services. The spin-off is planned to be completed during or prior to Q3 2025, subject to the satisfaction of certain conditions, including, among others, final approval of the Company’s board of directors, receipt of a favorable opinion with respect to the tax-free nature of the transaction, and regulatory and Nasdaq approval. The spin-off is expected to be accomplished by distribution of the requisite number of shares of the new publicly traded company to the Company’s stockholders that would result in a transaction intended to be tax-free for U.S. federal income tax purposes.

ThinkEquity LLC is acting as the exclusive financial advisor to Cortigent, Inc. with respect to the spin-off transaction.

Implant in the LIBERATE-1 Clinical Trial Press Release

The Company has announced a successful administration of its first GLP-1 (exenatide) implant in the LIBERATE-1™ clinical trial. This milestone marks a critical step toward addressing one of healthcare’s most pressing challenges: medication adherence in metabolic diseases including chronic weight management and type 2 diabetes. The Company also announced full enrollment in the LIBERATE-1 study, which was achieved in just four weeks after enrollment of the first subject, signaling early potential interest for this six-month, subdermal GLP-1 implant and reaffirming previous estimates that top-line results should be available in mid-2025.

The LIBERATE-1 study is exploring the full pharmacokinetic profile of NPM-115, which has demonstrated consistently smooth and minimally fluctuating drug release both in vitro and in animal models. Successful translation to humans is expected to ultimately demonstrate greater effectiveness and tolerability in otherwise poorly adherent patients, potentially providing a transformative option for chronic weight management patients. The Company also expects these results to support the potential application of a GLP-1 (exenatide) implant in the treatment of type 2 diabetes and other diseases for which GLP-1 treatment has demonstrated, or will demonstrate, clinical benefit.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “planned,” “positioned,” “future,” and other similar expressions that in this press release, including statements regarding the Company’s business, products in development, including the therapeutic potential thereof, the planned development therefor, the completion of the LIBERATE-1 trial and reporting of trial results, the Company’s emerging development plans for NPM-115, NPM-139, NPM-119 or the Company’s plans with respect to Cortigent and its proposed spin-off, technology, strategy, cash position and financial runway. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations, and assumptions. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including, without limitation, risks that the spin-off will be completed in a timely manner or at all; risks of failure to satisfy any conditions to the spin-off; risks of failure of the spin-off to qualify as a tax-free transaction for U.S. federal income tax purposes; uncertainty of whether the anticipated benefits of the spin-off can be achieved; risks of unexpected costs or delays; and risks and uncertainties associated with the development and commercialization of products and product candidates that may impact or alter anticipated business plans, strategies and objectives. Because forward-looking statements relate to the future, they are subject to additional inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, risks related to the development and commercialization of the Company’s products, including NPM-115, NPM-139 and NPM-119; delays and changes in the development of the Company’s products, including as a result of applicable laws, regulations and guidelines, potential delays in submitting and receiving regulatory clearance or approval to conduct the Company’s development activities; risks related to the initiation, enrollment and conduct of the Company’s planned clinical trials and the results therefrom; the Company’s history of losses and the Company’s ability to access additional capital or otherwise fund the Company’s business; market conditions and the ability of Cortigent to complete its spin-off. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. There may be additional risks that the Company considers immaterial, or which are unknown. A further list and description of risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) filed on March 26, 2024, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q and in other reports that the Company has filed with the SEC. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of added information, future developments or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Vivani Medical, Inc. on March 12, 2025.
99.2	Press release issued by Vivani Medical, Inc. on March 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIVANI MEDICAL, INC.

Date: March 13, 2025	By:	/s/ Brigid A. Makes
	Name:	Brigid A. Makes
	Title:	Chief Financial Officer